Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
In accordance with GAAP, we are required to measure certain assets and liabilities in our consolidated financial statements at fair value. Certain assets, such as our investment in the first loss and mezzanine positions in a securitization trust that holds certain of our property debt, our interest rate swaps (IR swaps), total rate of return swaps (TRR swaps), and the debt subject to TRR swaps (TRR debt) are required to be measured at fair value on a quarterly basis. Other assets, such as real estate, are required to be measured at fair value when we determine that the carrying amount of an asset held for use is no longer recoverable, or are required to be measured at fair value less estimated costs to sell when we determine that the carrying amount of an asset classified as held for sale is no longer recoverable.
We are required to classify these fair value measurements into one of three categories, based on the nature of the inputs used in the fair value measurement. Level 1 of the hierarchy includes fair value measurements based on unadjusted quoted prices in active markets for identical assets or liabilities we can access at the measurement date. Level 2 includes fair value measurements based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 includes fair value measurements based on unobservable inputs. The classification of fair value measurements is subjective and GAAP requires us to disclose more detailed information regarding those fair value measurements classified within the lower levels of the hierarchy.
Recurring Fair Value Measurements
The table below presents information regarding significant items measured in our consolidated financial statements at fair value on a recurring basis, consisting of investments in the securitization trust discussed above, which we classify as available for sale (AFS), IR swaps, TRR swaps and TRR debt (in thousands):

	Level 2		Level 3
	AFS (1)	IR swaps (2)	TRR swaps (3)	TRR debt (4)	Total
Fair value at December 31, 2010	$—	$(2,746)	$(19,542)	$19,542	$(2,746)
Purchases	51,534	—	—	—	51,534
Investment accretion	1,668	—	—	—	1,668
Unrealized (losses) gains included in earnings (5)	—	(48)	13,701	(13,701)	(48)
Realized gains (losses) included in earnings	—	—	—	—	—
Unrealized gains (losses) included in equity and partners’ capital	(1,509)	(4,218)	—	—	(5,727)
Fair value at December 31, 2011	$51,693	$(7,012)	$(5,841)	$5,841	$44,681
Investment accretion	3,111	—	—	—	3,111
Unrealized (losses) gains included in earnings (5)	—	(48)	3,260	(3,260)	(48)
Realized gains (losses) included in earnings	—	—	—	—	—
Unrealized gains (losses) included in equity and partners’ capital	4,341	(908)	—	—	3,433
Fair value at December 31, 2012	$59,145	$(7,968)	$(2,581)	$2,581	$51,177

(1)
Our investments classified as AFS are presented within other assets in the accompanying consolidated balance sheets. We estimate the fair value of these investments using an income and market approach with primarily observable inputs, including yields and other information regarding similar types of investments, and adjusted for certain unobservable inputs specific to these investments. We are accreting the discount to the $100.9 million face value of the investments into interest income using the effective interest method over the remaining expected term of the investments, which, as of December 31, 2012, was approximately 8.5 years. Our amortized cost basis for these investments, which represents the original cost adjusted for interest accretion less interest payments received, was $56.3 million and $53.2 million at December 31, 2012 and 2011, respectively.

(2)
The fair value of IR swaps is estimated using an income approach with primarily observable inputs including information regarding the hedged variable cash flows and forward yield curves relating to the variable interest rates on which the hedged cash flows are based.

(3)
TRR swaps have contractually-defined termination values generally equal to the difference between the fair value and the counterparty’s purchased value of the underlying borrowings. We calculate the termination value, which we believe is representative of the fair value, of total rate of return swaps using a market approach by reference to estimates of the fair value of the underlying borrowings, which are discussed below, and an evaluation of potential changes in the credit quality of the counterparties to these arrangements.

(4)
This represents changes in fair value of debt subject to TRR swaps. We estimate the fair value of debt instruments using an income and market approach, including comparison of the contractual terms to observable and unobservable inputs such as market interest rate risk spreads, contractual interest rates, remaining periods to maturity, collateral quality and loan-to-value ratios on similarly encumbered assets within our portfolio. We handle a large volume of financing transactions annually and use pricing information obtained during the financing process to evaluate market pricing information for reasonableness.

(5)
Unrealized gains (losses) for the TRR swaps and TRR debt relate to periodic revaluations of fair value and have not resulted from the settlement of a swap position as we have not historically incurred any termination payments upon settlement. These unrealized gains (losses) are included in interest expense in the accompanying consolidated statements of operations.

Due to their subjectivity, GAAP requires us to disclose additional quantitative and qualitative information about the unobservable inputs significant to our Level 3 fair value measurements. The unobservable inputs significant to our estimation of the fair value of TRR debt classified within Level 3 includes information about the property debt, such as the payment schedule, contractual interest rate and loan-to-value ratio. Based on the impracticality of providing payment schedules for our nonrecourse property debt measured at fair value, we believe the disclosure of the weighted average maturity date is meaningful in the context of the related valuation input. Information regarding the weighted average unobservable inputs for TRR debt measured at fair value during the years ended December 31, 2012, 2011 and 2010 is as follows:

	2012	2011	2010
Number of properties encumbered by nonrecourse property debt measured at fair value during period	4	4	12
Weighted average interest rate	5.9%	5.8%	6.8%
Weighted average maturity in years	23.9 years	24.9 years	20.4 years
Weighted average loan-to-value ratio	77.7%	81.3%	61.3%

Of these unobservable inputs significant to the TRR debt fair value measurement, the loan-to-value ratio is the only input to which the fair value measurement is sensitive to changes, as the property debt interest rates and maturities are not subject to adjustment. Holding constant the other observable inputs which may also be significant to the fair value measurement, such as market interest rates for similar types of debt, we believe any increase in the loan-to-value ratios for the TRR debt would result in a decrease in the fair value of the TRR debt and any decrease in the loan-to-value ratios would result in an increase in the fair value of the TRR debt. Based on the relationship of the fair value of the TRR debt to that of the TRR swaps, we believe any increase or decrease in the fair value of the TRR debt would have an equal and offsetting decrease or increase in the fair value of the TRR swaps, and therefore would have no effect on our financial position, results of operations or liquidity.
Nonrecurring Fair Value Measurements
During the year ended December 31, 2012, we reduced the aggregate carrying amounts of nine assets classified as held for use or held for sale from $81.8 million to their estimated fair values of $65.8 million, resulting in an impairment loss of $16.0 million. During the year ended December 31, 2011, we reduced the aggregate carrying amounts of 19 assets classified as held for sale from $108.2 million to their estimated fair values of $92.3 million, resulting in an impairment loss of $15.9 million. During the year ended December 31, 2010, we reduced the aggregate carrying amounts of 12 assets classified as held for sale from $74.2 million to their estimated fair values of $62.1 million, resulting in an impairment loss of $12.1 million.
The fair values for the properties we impaired during these periods were based primarily on contract prices for pending sales or expected sales values of the properties. The contract prices were based in part on unobservable inputs classified within Level 3 of the fair value hierarchy, but were also based on observable inputs that can be validated to observable external sources, such as pricing information about widely marketed real estate properties for sale.
The unobservable inputs significant to our estimation of the fair value of real estate impaired during the periods include, among other things, information such as the properties’ net operating income, or NOI, free cash flow, or FCF, which represents the property’s NOI less capital spending required to maintain the condition of the property, and assumptions about NOI and FCF growth rates and exit values. A FCF internal rate of return, which represents the rate of return generated by the FCF from the property and the proceeds from its eventual sale, is a common benchmark used in the real estate industry for relative comparison of real estate valuations. The projected cash flows, including the expected sales prices, on which the impairment losses were based translated to weighted average implied FCF internal rates of return of 7.39%, 7.87% and 8.64% for the properties impaired during the years ended December 31, 2012, 2011 and 2010, respectively.
Fair Value Disclosures
We believe that the aggregate fair value of our cash and cash equivalents, receivables and payables approximates their aggregate carrying amounts at December 31, 2012 and 2011, due to their relatively short-term nature and high probability of realization. The estimated aggregate fair value of our notes receivable (including notes receivable from unconsolidated real estate partnerships, which we classify within other assets in our consolidated balance sheets) was approximately $100.0 million and $107.9 million at December 31, 2012 and 2011, respectively, as compared to their carrying amounts of $107.9 million and $117.9 million, respectively. The estimated aggregate fair value of our consolidated debt (including amounts reported in liabilities related to assets held for sale) was approximately $5.1 billion and $5.4 billion at December 31, 2012 and 2011, respectively, as compared to aggregate carrying amounts of $4.7 billion and $5.2 billion, respectively. We classify within Level 3 of the valuation hierarchy the fair values of our notes receivable and consolidated debt disclosed above, based on the significance of certain of the unobservable inputs used to estimate their fair values. The fair value of our notes receivable and consolidated debt is estimated using a methodology consistent with that described above for the property debt we measure at fair value on a recurring and nonrecurring basis.